Exhibit 10.30

FY04 Individual Compensation Plan
Effective Date:5/2/04 - 10/30/04
Type:	☐ Initial
☒ Revision
revised 6.8.04

NAME: Vicki L. Andrews

TITLE: Sr. Vice President, Worldwide Sales

FY04  COMPENSATION PLAN:

ANNUAL $
Base Salary:		$350,000

Worldwide Bookings Bonus:	$	[*]	(paid at 100% of achievement, after fiscal year end)

Quarterly Revenue Bonus:	$	[*]	(paid for meeting quarterly target revenue)
Annual FYRI Revenue Bonus:	$	[*]	(payable at fiscal year-end)

Corporate MBO Bonus:	$	[*]	(payable at fiscal year-end)

Total Variable at Target:	$	[*]

Total Target Compensation at Plan:	$	[*]

I.  PLAN TARGETS:

	Q1		Q2		Q3		Q4		FY04 Total
Worldwide Bookings QUOTA:	$	[*]	$	[*]	$	[*]	$	[*]	$	[*]

QUARTERLY REVENUE TARGET:                                                                                                [*]

II.  PLAN MECHANICS

A.                                    BOOKINGS VOLUME BONUS:

The Bookings Bonus is paid at fiscal (annual) year-end on the basis of the bookings level achieved, according to the “Sales Commission/Bonus Policy” (attached) and the current “Synopsys Sales Order Acceptance and Distribution Policy” (attached).

Bonus is paid according to the following formula for performance against the FY04 bookings targets:

In addition, for achievement of the last 3 quarter’s booking target, an additional 1/4 of the bookings bonus will be paid after year end.

% of FY04 Annual Target Bookings Quota Achieved	Percent of Annual Target Bonus	Bonus Points (All 4 Qtrs Booking Target achieved)	Comments

< [*]%	0.0%	0

[*]% - [*]%	[*]% - [*]%	0	[*] pts for every point

>[*]% - [*]%	[*]% - [*]%	0	[*] pts for every point

>[*]%	[*]% + [*]%	[*]%	1 Qtr above the target: [*]%
			2 Qtrs above the target: [*]%
			3 Qtrs above the target: [*]%
			4 Qtrs above the target: [*]%

B.                                    REVENUE TARGET BONUS

The current quarterly/annual fiscal year-end revenue bonus is paid based on:

B-1.                         Achieving 100% of the current corporate quarterly target revenue, and/or;

B-2.                         Achieving the targeted fiscal year revenue incentive (FYRI) based on the proportion of [*] at a minimum threshold level defined below.

B-3.                         No quarterly revenue bonus is paid unless the current quarter’s revenue target is achieved (100%).

B-4.                         The annual year-end Revenue Target Incentive (FYRI) is derived from the worldwide achievement of the FYRI revenue target.  (See below)

B-4-1.              The annual year-end Revenue achievement (FYRI) is derived from the [*] attained at the fiscal year-end.

B-4-2.              Orders eligible for FYRI are defined in the Sales Bonus/Commission policy, section 6.2.

B-5.                              Quarterly and Annual Revenue Bonus Targets

	Q1		Q2		Q3		Q4	Total

Plan Revenue Target	[*]

Quarterly Revenue Bonus	$	[*]	$	[*]	$	[*]	$ [*]	$	[*]
Annual FYRI Bonus								$	[*]
							Total:	$	[*]

B-5-1.              Annual FYRI Bonus is paid according to the following formula for performance against the FY04 annual revenue target of $[*].

Target FYRI Revenue Attained	% of the FYRI Payout	Comments
< [*]%	$0
[*] - [*]%	[*] - [*]%	[*]% per point
> [*] - [*]%	[*]-[*]%	[*]% per point
>[*]%	[*]% + [*]%	[*]% per point

FYRI Payout Example

Attainment (%)		Payout (%)		Payout (Amt)
@ [*]	%	[*]	%	$	[*]
@ [*]	%	[*]	%	$	[*]
@ [*]	%	[*]	%	$	[*]
@ [*]	%	[*]	%	$	[*]
@ [*]	%	[*]	%	$	[*]

NOTES:

This plan is subject to all provisions of the current “Synopsys Commission/Bonus Policy” (attached) and the current “Synopsys Sales Order Acceptance Policy” (attached).  All elements of this plan are subject to change at any time during the year.

Plan targets reflect those in place at this time.  These targets may be revised as conditions require subject to the approval of the President/COO.

This plan is applicable only if the Sr. VP of HR, the President/COO, and the CEO approve.

SIGNATURES:	Signature below by employee acknowledges receipt of:
1) FY04 Individual Compensation Plan
2) FY04 Sales Commission/Bonus Policy
3) FY04 Revenue Recognition Policy
4) FY04 Sales Order Acceptance Policy

/s/ Vicki L. Andrews		/s/ Aart de Geus
Vicki L. Andrews	Date	Aart de Geus,	Date
Sr. Vice President, Worldwide Sales		Chairman of Board & CEO

/s/ Janet S. Collinson		/s/ Chi-Foon Chan
Janet S. Collinson	Date	Chi-Foon Chan,	Date
Sr. VP, Human Resources & Facilities		President & COO

* Represents specific quantitative or qualitative performance-related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Registrant.